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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 9, 2007

                                 SMARTPROS LTD.
             (Exact name of Registrant as specified in its charter)


            Delaware                  001-32300              13-4100476
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(State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                Number)         Identification No.)



             12 Skyline Drive
            Hawthorne, New York                                10532
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  (Address Of Principal Executive Office)                   (Zip Code)

        Registrant's telephone number, including area code: 914-345-2620



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

(b) On November 9, 2007, Joshua A. Weinreich resigned from his position as a director of SmartPros Ltd., effective immediately. Mr. Weinreich resigned to pursue other opportunities.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               SmartPros Ltd.

Dated: November 13, 2007                       By: /s/ ALLEN S. GREENE
                                                   -----------------------------
                                                   Allen S. Greene,
                                                   Chief Executive Officer



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